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                                                                 EXHIBIT 10(b)


                              COLLATERAL AGREEMENT

     COLLATERAL AGREEMENT (this "AGREEMENT"), dated as of September 8, 2000, among MBG Trust, a Delaware business trust ("PLEDGOR"), Mandalay Resort Group, a Nevada corporation ("SHARE PURCHASER"), Bank of America, N.A., a national banking association ("SHARE SELLER," and together with Share Purchaser, the "SECURED PARTIES"), and Banc of America Securities LLC, a Delaware limited liability company, as "securities intermediary" (as defined in Section 8-102(a) of the UCC) and collateral agent for the Secured Parties (the "COLLATERAL AGENT").

                              W I T N E S S E T H:

     WHEREAS, Share Purchaser, Share Seller and Pledgor have entered into that certain Stock Purchase Agreement, dated as of the date hereof (the "STOCK PURCHASE AGREEMENT"), pursuant to which Share Purchaser has agreed to purchase, and Share Seller has agreed to sell, a certain number of shares of the common stock of Share Purchaser (the "SHARES");

     WHEREAS, Shares will be purchased pursuant to the Stock Purchase Agreement and delivered to the Collateral Agent; and

     WHEREAS, in order to secure the obligations of Share Purchaser and Share Seller under the Stock Purchase Agreement, Pledgor has agreed to enter into this Agreement pursuant to which the Initial Shares, any Purchaser Interim Settlement Shares and any Substitute Collateral (each as defined herein) shall be pledged to the Collateral Agent for the benefit of the Secured Parties.

     NOW, THEREFORE, in consideration of their mutual covenants herein contained, the parties hereto, intending to be legally bound, hereby mutually covenant and agree as follows:

     1. DEFINITIONS.

          1.1  CERTAIN DEFINITIONS. Capitalized terms not defined in this
Section 1.1 or used and not otherwise defined herein shall have the meanings set forth in the Stock Purchase Agreement.

          "CASH COLLATERAL" means funds denominated in United States dollars and pledged hereunder to the Collateral Agent.

          "CLEARANCE SYSTEM" means The Depository Trust Company, or any successor to or transferee of such clearance system.

          "COLLATERAL" has the meaning set forth in Section 4(a) of this Agreement.

          "COLLATERAL ACCOUNT" means the account established pursuant to Section 2.1(a) of this Agreement.

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          "COLLATERAL AGENT" has the meaning set forth in the initial paragraph of this Agreement.

          "COLLATERAL SHARES" means all Shares Delivered to the Collateral Agent and credited to the Collateral Account from time to time, including the Initial Shares, Purchaser Interim Settlement Shares, Make-Whole Shares, Interest Settlement Shares and Interest Make-Whole Shares.

          "DELIVERY" means (a) in the case of certificated securities (other than those described in clause (c)), delivery to the Collateral Agent of certificates representing such securities, registered in the name of the Collateral Agent or its nominee, free and clear of all liens, security interests or other encumbrances of any kind (other than the Security Interests), accompanied by any required transfer tax stamps, all in form and substance satisfactory to the Collateral Agent, and the crediting of such securities to the Collateral Account, (b) in the case of uncertificated securities, registration by the issuer of such securities in the name of the Collateral Agent or its nominee, accompanied by any required transfer tax stamps, and the crediting of such securities to the Collateral Account, (c) in the case of Initial Shares or any securities in respect of which security entitlements are held through a securities intermediary, the crediting of such securities, free and clear of all liens, security interests or other encumbrances of any kind (other than the Security Interests), to a securities account of the Collateral Agent at such securities intermediary or at another securities intermediary satisfactory to the Collateral Agent, and (d) in the case of cash (including all or any portion of the Cash Collateral), (i) with respect to cash delivered to the Collateral Agent, in accordance with such delivery instructions as the Collateral Agent may give to the relevant transferor from time to time by written notice hereunder, (ii) with respect to cash delivered by the Collateral Agent, in accordance with such delivery instructions as the transferee may give to the Collateral Agent from time to time by written notice hereunder or (iii) otherwise in accordance with the terms hereof. The terms "Deliver," "Delivered" and "Delivering" have corresponding meanings.

          "DELIVERY AMOUNT" has the meaning set forth in Section 2.7(b) of this Agreement.

          "DESIGNATED BROKER" means Banc of America Securities LLC.

          "ELIGIBLE SUBSTITUTE COLLATERAL" means funds denominated in U.S. dollars and U.S. Government Obligations.

          "EXCESS AMOUNT" means, for any date on which the Collateral Agent receives proceeds of the sale of Shares pursuant to Section 2.5(b)(i), the excess, if any, of such proceeds over the amounts payable in respect thereof on such date to Share Purchaser or Share Seller pursuant to Section 3.3 of the Stock Purchase Agreement, as appropriate.

          "FINANCING STATEMENT" means the financing statement(s) on form UCC-1 substantially in the form of Exhibit I hereto to be filed with the Secretary of State of the State of Delaware.

          "INDEMNIFIED PARTY" has the meaning set forth in Section 13(g) of this Agreement.


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          "INVESTMENT COMPANY ACT" means the Investment Company Act of 1940, as amended.

          "LOCATION" means, with respect to any party, the place such party is "deemed located" within the meaning of Section 9-103(3)(d) of the UCC.

          "MERGER EVENT NOTICE" means a notice of any Merger Event or potential Merger Event.

          "OTHER LIENS" has the meaning set forth in Section 3(b)(iv) of this Agreement.

          "PLEDGOR" has the meaning set forth in the initial paragraph of this Agreement.

          "PROCEEDS" means all proceeds, including cash, instruments, securities and other property, from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the exercise or disposition of any or all of the Collateral hereunder.

          "RETURN AMOUNT" has the meaning set forth in Section 2.7(c) of this Agreement.

          "SECURED OBLIGATIONS" means the obligations secured under this Agreement including (a) all obligations of Pledgor under this Agreement or the Stock Purchase Agreement, (b) all obligations of Share Seller under the Stock Purchase Agreement and (c) all obligations of Share Purchaser under the Stock Purchase Agreement. The Secured Obligations shall include any interest, costs, fees, expenses and indemnities which accrue on or with respect to any of the foregoing, whether before or after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of Pledgor.

          "SECURED PARTIES" has the meaning set forth in the initial paragraph of this Agreement.

          "SECURITY" or "SECURITIES" has the meaning set forth in Section 8-102(a)(15) of the UCC.

          "SECURITY INTERESTS" means the security interests in the Collateral granted under this Agreement securing the Secured Obligations.

          "SHARE PURCHASER" has the meaning set forth in the initial paragraph of this Agreement.

          "SHARE SELLER" has the meaning set forth in the initial paragraph of this Agreement.

          "SHARES" has the meaning set forth in the first Whereas clause on page 1.

          "STOCK PURCHASE AGREEMENT" has the meaning set forth in the first Whereas clause on page 1.


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          "SUBSTITUTE COLLATERAL" means all Eligible Substitute Collateral, distributions thereon and any Proceeds thereof transferred or Delivered to or in the possession of or received by the Collateral Agent pursuant to this Agreement and not transferred to Pledgor or released by the Collateral Agent hereunder.

          "SUBSTITUTED SHARES" means, as of any date of determination, a number of Shares equal to the Number of Shares as of such date MINUS the number of Collateral Shares as of such date (excluding Make-Whole Shares, Interest Settlement Shares and Interest Make-Whole Shares).

          "TRUSTEE" means Wilmington Trust Company, not in its individual capacity but solely in its capacity as trustee under the Trust Agreement.

          "TEMPORARY CASH INVESTMENT" means any investment in (i) direct obligations of the United States or any agency thereof, or obligations fully guaranteed by the United States or any agency thereof; or (ii) repurchase agreements with respect to securities described in clause (i) entered into with an office in the United States of a bank or trust company the senior unsecured long-term debt of which is rated at least "A+" or better by S&P, and "A1" or better by Moody's; provided that in each case such investment matures within three months from the date of acquisition thereof.

          "TRUST AGREEMENT" means that certain Amended and Restated Trust Agreement, dated as of the Closing Date, by and between Wilmington Trust Company, as Trustee, and NMS Services (Cayman) Inc., in the form attached as
Exhibit II hereto.

          "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York.

          "U.S. GOVERNMENT OBLIGATION" means any negotiable debt obligation issued by the United States Treasury Department with a remaining maturity of not more than one year.

          "VALUATION DATE" means the last Business Day in each and every week following any substitution of Collateral pursuant to Section 2.7(a)(i); PROVIDED that Substitute Collateral remains in the Collateral Account on such date.

          "VALUE" means, for any date of determination, (i) with respect to any Shares, the Closing Price of such Shares on the immediately preceding Exchange Business Day and (ii) with respect to any Eligible Substitute Collateral or Substitute Collateral that is (A) cash, the amount thereof, or (B) a U.S. Government Obligation, the bid price thereof on the immediately preceding Exchange Business Day.

          1.2  RULES OF CONSTRUCTION.

          Definitions contained herein apply equally to both the singular and plural forms of the defined terms. The words "include" and "including" shall be deemed to be followed by the phrase "without limitation." The terms "herein," "hereof" and "hereunder" and other words of similar import appearing in this Agreement refer to this Agreement as a whole and not to any particular Section, paragraph or subdivision. The Section titles in this Agreement appear as a


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matter of convenience only and shall not affect the interpretation of this
Agreement. Whenever any of the parties hereto is referred to, such reference shall be deemed to include the successors and permitted assigns of such party.

     2.   MATTERS RELATING TO THE COLLATERAL.

          2.1 ESTABLISHMENT OF COLLATERAL ACCOUNT; INITIAL SHARES; DELIVERY AND RETENTION OF COLLATERAL; EXCESS AMOUNTS; DELIVERY OF SHARES.

          (a) ESTABLISHMENT OF COLLATERAL ACCOUNT. The Collateral Agent is hereby authorized to establish in the name of the Collateral Agent on behalf of the Secured Parties an account (the "COLLATERAL ACCOUNT") in or to which the Collateral is to be deposited or credited, all pursuant to and in accordance with this Agreement.

          (b) DELIVERY OF INITIAL SHARES. At the request of Share Seller on any Initial Period Date, Pledgor agrees on behalf of Share Seller to purchase Initial Shares in accordance with Section 2.2 of the Stock Purchase Agreement and to immediately Deliver such Initial Shares to the Collateral Agent for credit to the Collateral Account. If any Delivery of Initial Shares is required to be made on a day on which the Clearance System is not open for business, such Delivery shall be made on the first succeeding day on which the Clearance System is open for business.

          (c) HOLDING OF COLLATERAL. The Collateral Agent shall hold all Collateral in trust only and shall not release such Collateral or any Proceeds thereof from the Collateral Account unless such release is expressly authorized by the terms of this Agreement. The parties hereto hereby acknowledge and agree that neither Pledgor nor the Secured Parties shall have any right to substitute, sell, transfer, hypothecate, encumber or otherwise dispose of the Collateral or any Proceeds thereof except as expressly authorized by the provisions of this Agreement.

          (d) INVESTMENT OF EXCESS AMOUNTS. The Collateral Agent shall invest all Excess Amounts held by it on any date in Temporary Cash Investments maturing not later than the next Exchange Business Day.

          (e) DELIVERY OF SHARES. Except as otherwise determined by the Collateral Agent in its sole discretion, deliveries of Collateral Shares to Share Purchaser hereunder or releases of Collateral Shares for sale pursuant to
Section 2.6 shall be made first from Purchaser Interim Settlement Shares, Make-Whole Shares, Interest Settlement Shares or Interest Make-Whole Shares, as appropriate, and, if such Shares are insufficient, from other Collateral Shares.

          2.2  INTEREST PAYMENTS AND COMMISSIONS.

          (a) DIRECTION OF INTEREST PAYMENTS AND COMMISSIONS. Share Seller agrees that Share Purchaser's Delivery to the Collateral Agent of any payments in cash pursuant to Sections 2.3(a), (b) or (c), Sections 2.4(c) or (d) or
Section 3.7 of the Stock Purchase Agreement shall discharge Share Purchaser's obligations under the Stock Purchase Agreement with respect to such payments. Immediately upon receipt of any such payments, the Collateral Agent shall Deliver such amounts to Pledgor.


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          (b)  DELIVERY OF SHARES IN LIEU OF INTEREST OR COMMISSIONS. Share
Seller agrees that Share Purchaser's Delivery to the Collateral Agent of any Shares required to be delivered by Share Purchaser pursuant to Section 2.3(c), Sections 2.4(c) or (d) or Section 3.7 of the Stock Purchase Agreement shall discharge Share Purchaser's obligations under the Stock Purchase Agreement with respect to such deliveries. The parties hereby direct the Collateral Agent, and the Collateral Agent agrees, to release such Shares for sale pursuant to Section
2.6 in accordance with Sections 2.3(c), 3.5 and 3.6 of the Stock Purchase Agreement, against payment to the Collateral Agent of the proceeds from such sales. Immediately upon receipt of any such proceeds, such proceeds shall be Delivered to Pledgor except to the extent Share Purchaser is entitled to receive such proceeds under the Stock Purchase Agreement, in which case such proceeds shall be Delivered to Share Purchaser. In addition, to the extent Share Seller is required to deliver any remaining Shares to Share Purchaser pursuant to such sections, the Collateral Agent shall deliver Collateral Shares to Share Purchaser.

          2.3 VOTING RIGHTS AND DIVIDENDS. (a) The Collateral Agent shall have the right to receive in respect of the Collateral hereunder all dividends or other distributions on the Collateral and Pledgor shall take all such action as the Collateral Agent shall deem necessary or appropriate to give effect to such right. All dividends or other distributions received with respect to the Collateral shall be deposited in the Collateral Account. If notwithstanding the provisions of this Agreement dividends or other payments and distributions on the Collateral are received by Pledgor, Pledgor shall hold such assets in trust for the benefit of the Secured Parties, segregate such assets from other assets of Pledgor and forthwith Deliver such assets to the Collateral Agent as Collateral in the same form as received (with any necessary endorsement).

          (b) The parties hereby direct the Collateral Agent, and the Collateral Agent agrees, to Deliver to Share Purchaser any cash dividend or distribution with respect to the Shares to which Share Purchaser is entitled under Section 7.8(a) of the Stock Purchase Agreement from any cash dividend or distribution received by the Collateral Agent with respect to the Collateral immediately upon receipt.

          (c) The parties hereby direct the Collateral Agent, and the Collateral Agent agrees, to deliver to Share Purchaser against the applicable payment any Extraordinary Dividend to which Share Purchaser is entitled under
Section 7.8(b) of the Stock Purchase Agreement from any Extraordinary Dividend received by the Collateral Agent with respect to the Collateral (subject to netting as provided in such section). Share Seller agrees that Share Purchaser's Delivery to the Collateral Agent of any payments in cash required pursuant to
Section 7.8(b) of the Stock Purchase Agreement (after taking into account any netting provided for in such section) shall discharge Share Purchaser's obligations under the Stock Purchase Agreement with respect to such payments. Immediately upon receipt of any such payments (including by way of netting), the Collateral Agent shall Deliver such amounts to Pledgor.

          (d) The Collateral Agent shall have the right, to the extent permitted by law, and Pledgor shall take all such action as may be necessary or appropriate to give effect to such right, to vote and to give consents, ratifications and waivers, and to take any other action with respect to any or all of the Collateral Shares (or security entitlements in respect thereof), including the receipt of any Merger Event Notice with the same force and effect as if the Collateral Agent were the absolute and sole owner thereof. Except as provided in Section 2.4,


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with respect to any matter on which holders of Shares are entitled to vote, give consents, ratifications and waivers or take any such other action, the Collateral Agent shall cause the Collateral Shares to be voted, such consents, ratifications and waivers to be given and such other actions to be taken, in the same proportion as the votes cast, consents ratifications and waivers given and actions taken by holders of all other Shares.

          2.4  MERGER EVENTS.

          (a) If a Merger Event occurs during the term of the Transaction, the Collateral Agent shall promptly forward any Merger Event Notice received by the Collateral Agent to Share Seller and Share Purchaser. The parties hereby instruct the Collateral Agent to tender the Collateral Shares at the address specified in such Merger Event Notice on a date and at a time that is no later than the latest date and time on which tenders may be made pursuant to such Merger Event, as set forth in the Merger Event Notice. To the extent the Collateral Agent as registered holder of Collateral Shares shall be entitled to make any election with respect to the consideration for tendering its Shares in connection with such Merger Event, the parties hereby instruct the Collateral Agent to follow Share Seller's direction (after consultation by Share Seller with Share Purchaser pursuant to the Stock Purchase Agreement) in connection therewith.

          (b) (i) If upon tender of such Shares, the Collateral Agent receives any New Shares, the Collateral Agent shall credit such New Shares to the Collateral Account, and for all purposes hereunder, such New Shares will be deemed to be the Shares. If upon tender of such Shares, the Collateral Agent receives cash, to the extent the Collateral Agent is not required to distribute such amounts on the date of receipt, the Collateral Agent shall invest such cash in Temporary Cash Investments maturing not later than the expected date of distribution of such amounts. If upon tender of such Shares, the Collateral Agent receives Other Consideration, the Collateral Agent shall credit such Other Consideration to the Collateral Account.

          (ii) In connection with a Merger Event subject to Section 7.3 of the Stock Purchase Agreement, the parties agree that the Other Consideration received by the Collateral Agent upon tender of the Collateral Shares shall be deemed to be Shares for purposes of this Agreement.

          (iii) In connection with a Merger Event subject to Section 7.4 of the Stock Purchase Agreement, the parties hereby direct the Collateral Agent, and the Collateral Agent agrees, to treat such Other Consideration as an Extraordinary Dividend subject to the provisions of Section 2.3(c) hereof.

          2.5  PRINCIPAL PAYMENTS.

          (a) If with respect to any Principal Payment Date Share Purchaser elects or is deemed to have elected physical settlement pursuant to the provisions of Sections 3.1 and 3.2 of the Stock Purchase Agreement, the parties hereby direct the Collateral Agent, and the Collateral Agent agrees, to deliver to Share Purchaser from the Collateral Shares on the applicable Settlement Date the number of Shares to which Share Purchaser is entitled under Section 3.2 of the Stock Purchase Agreement against the applicable payment. In addition, Share Seller agrees that Share Purchaser's Delivery to the Collateral Agent of its payment with respect to such


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settlement shall discharge Share Purchaser's obligation under the Stock Purchase
Agreement with respect to such payment. Immediately upon receipt of such payment, the Collateral Agent shall Deliver such amount to Pledgor.

          (b) If with respect to any Principal Payment Date Share Purchaser is entitled to elect and has elected net cash settlement pursuant to Sections 3.1 and 3.3 of the Stock Purchase Agreement:

          (i) the parties hereby direct the Collateral Agent, and the Collateral Agent agrees, to release a number of Collateral Shares equal to the number of Settlement Shares for sale pursuant to Section 2.6 in accordance with Sections 3.3, 3.5 and 3.6 of the Stock Purchase Agreement, as appropriate, against payment to the Collateral Agent of the proceeds from such sales. Immediately upon receipt of any such proceeds, (A) to the extent Net Sale Amounts are payable to Share Seller pursuant to Section 3.3 of the Stock Purchase Agreement, Share Seller directs the Collateral Agent to Deliver such amounts to Pledgor from such proceeds, and (B) to the extent Net Sale Amounts are payable to Share Purchaser pursuant to Section 3.3 of the Stock Purchase Agreement, the Collateral Agent shall Deliver such amounts to Share Purchaser from such proceeds; PROVIDED that if on any date such proceeds are insufficient to pay such amounts, the Collateral Agent shall pay such amounts from Excess Amounts, if any, previously received in respect of such Principal Payment Date; PROVIDED, FURTHER, that promptly following the payment of all amounts owing pursuant to such section in respect of such Principal Payment Date, the Collateral Agent shall Deliver any remaining Excess Amounts with respect to such Principal Payment Date to Pledgor.

          (ii) Share Seller agrees that Share Purchaser's Delivery to the Collateral Agent of any payments in cash required pursuant to Section 3.3 of the Stock Purchase Agreement shall discharge Share Purchaser's obligations under the Stock Purchase Agreement with respect to such payments. Immediately upon receipt of any such payments, the Collateral Agent shall Deliver such amounts to Pledgor.

          (c) If with respect to any Principal Payment Date Share Purchaser is entitled to elect and has elected net share settlement pursuant to Sections 3.1 and 3.4 of the Stock Purchase Agreement:

          (i) The parties hereby direct the Collateral Agent, and the Collateral Agent agrees, to release a number of Collateral Shares equal to the number of Settlement Shares for sale pursuant to Section 2.6 in accordance with Sections 3.4, 3.5 and 3.6 of the Stock Purchase Agreement, as appropriate, against payment to the Collateral Agent of the proceeds from such sales. Immediately upon receipt of any such proceeds, such proceeds shall be Delivered to Pledgor except to the extent Share Purchaser is entitled to receive such proceeds under the Stock Purchase Agreement, in which case such proceeds shall be Delivered to Share Purchaser. In addition, to the extent Share Seller is required to deliver any remaining Settlement Shares to Share Purchaser pursuant to Section 3.4 of the Stock Purchase Agreement, the Collateral Agent shall deliver Collateral Shares to Share Purchaser.

          (ii) Share Seller agrees that Delivery by Share Purchaser to the Collateral Agent for credit to the Collateral Account of any Make-Whole Shares required to be delivered by


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Share Purchaser under the Stock Purchase Agreement shall discharge Share
Purchaser's obligations under the Stock Purchase Agreement with respect to such delivery.

          (iii) Share Seller agrees that Share Purchaser's Delivery to the Collateral Agent of any payments in cash pursuant to Section 3.4 of the Stock Purchase Agreement shall discharge Share Purchaser's obligations under the Stock Purchase Agreement with respect to such payments. Immediately upon receipt of any such payments, the Collateral Agent shall Deliver such amounts to Pledgor.

          (d) Share Seller agrees that Share Purchaser's Delivery to the Collateral Agent of any payments in cash required pursuant to Section 3.6 of the Stock Purchase Agreement shall discharge Share Purchaser's obligations under the Stock Purchase Agreement with respect to such payments. Immediately upon receipt of any such payments, the Collateral Agent shall Deliver such amounts to Pledgor. In addition, to the extent Share Seller is required to deliver any remaining Interest Settlement Shares, Interest Make-Whole Shares or Settlement Shares to Share Purchaser pursuant to Section 3.6 of the Stock Purchase Agreement, the Collateral Agent shall deliver Collateral Shares to Share Purchaser against the applicable payment.

          2.6  DESIGNATED BROKER COMMISSION.

          The parties agree that the Designated Broker shall be the exclusive broker with respect to sales of Collateral Shares pursuant to the Stock Purchase Agreement and this Agreement. Share Purchaser and Share Seller agree that any additional underwriting fees or commission agreed to by Share Purchaser and Share Seller pursuant to Section 3.6 of the Stock Purchase Agreement shall be paid to the Designated Broker. The Designated Broker shall be entitled to receive a commission equal to the applicable Sale Commission for the sale of any Shares through the Designated Broker hereunder. The Collateral Agent shall instruct the Designated Broker to deduct such amount from the sales proceeds received in connection with any sale of Shares hereunder.

          2.7 SUBSTITUTION OF COLLATERAL. (a) (i) Pledgor shall be entitled from time to time, upon notice to the Collateral Agent and the Secured Parties, so long as no Event of Default or Mandatory Prepayment Event shall have occurred and be continuing, to Deliver to the Collateral Agent Eligible Substitute Collateral solely pursuant to the provisions of this Section 2.7. Upon receipt thereof, the Collateral Agent shall deliver to or as directed by Pledgor Collateral Shares or other Collateral designated by Pledgor in such notice with a Value equal to the Value of such Substitute Collateral, determined as of the date of transfer.

          (ii) From and after any such substitution, Pledgor shall be entitled and, as provided in subsections (iii) and (iv) below, shall be obligated to Deliver Shares to the Collateral Agent to be held as Collateral Shares in substitution for Substitute Collateral, and upon receipt of such Shares, the Collateral Agent shall deliver to Pledgor Substitute Collateral with a Value equal to the Value of such Shares, determined as of the date of transfer.

          (iii) Pledgor shall Deliver Shares pursuant to subsection (ii) above no later than the Exchange Business Day immediately preceding any Settlement Date in a number such that, following such Delivery, the number of Collateral Shares shall be at least equal to the number of


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Prepayment Shares for such Settlement Date (or, in the case of the Settlement
Date related to the Maturity Date, the Number of Shares). Upon the occurrence of a Merger Event or the declaration of a dividend or distribution described in
Section 7.8 of the Stock Purchase Agreement, Pledgor shall Deliver Shares pursuant to subsection (ii) above in a number equal to the number of Substituted Shares no later than the Exchange Business Day prior to (A) in the case of a Merger Event, the latest date and time on which tenders of Shares may be made pursuant to such Merger Event and (B) in the case of such a dividend or distribution, the applicable record date. Pledgor shall Deliver Shares pursuant to subsection (ii) above no later than the Exchange Business Day immediately preceding any date on which Share Seller is required to deliver Seller Interim Settlement Shares pursuant to the Stock Purchase Agreement in a number such that, following such Delivery, the number of Collateral Shares shall be at least equal to such number of Seller Interim Settlement Shares.

          (iv) In addition to the delivery requirements under subsection (iii) above, Share Purchaser shall be entitled to require Pledgor, upon five Business Days' written notice, to Deliver Shares pursuant to subsection (ii) above in a number determined by Share Purchaser, up to and including the number of Substituted Shares.

          (b) If on any Valuation Date the Value of the Substituted Shares exceeds the Value of all Substitute Collateral, Pledgor shall Deliver to the Collateral Agent, by the close of business on such Valuation Date, additional Eligible Substitute Collateral having a Value as of the date of transfer at least equal to such excess (each such amount, a "DELIVERY AMOUNT").

          (c) If on any Valuation Date the Value of all Substitute Collateral exceeds the Value of the Substituted Shares, upon a demand made by Pledgor, the Collateral Agent shall deliver to or as directed by Pledgor (in a manner to be agreed by Pledgor and the Collateral Agent) Substitute Collateral having a Value as of the date of transfer as close as practicable to such excess (each such amount, a "RETURN AMOUNT"); PROVIDED that no delivery of a Return Amount shall be made if an Event of Default or a Mandatory Prepayment Event has occurred and is continuing. If a demand for a Return Amount is made by 1 p.m. on a Business Day, such amount shall be delivered by the close of business on such Business Day. If a demand for a Return Amount is made after 1 p.m. on a Business Day, such amount shall be delivered by the close of business on the first Business Day following the date of such demand.

          (d) All calculations of Value and determinations of whether the Collateral Agent or Pledgor is entitled to receive a Delivery Amount or Return Amount, as the case may be, in respect of a Valuation Date shall be made by the Calculation Agent in accordance with the terms of the Stock Purchase Agreement. The Calculation Agent shall notify the relevant parties of such calculations and determinations by 11:00 a.m. on each Valuation Date.

          2.8 INTERIM SETTLEMENTS. The parties hereby direct the Collateral Agent, and the Collateral Agent agrees, to deliver to Share Purchaser from the Collateral Shares on the applicable delivery date any Seller Interim Settlement Shares to which Share Purchaser is entitled under Section 2.5(a) of the Stock Purchase Agreement. Share Seller agrees that delivery by Share Purchaser to the Collateral Agent for credit to the Collateral Account of any Purchaser Interim Settlement Shares required to be delivered by Share Purchaser pursuant to
Section 2.5(b)


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of the Stock Purchase Agreement shall discharge Share Purchaser's obligations under the Stock Purchase Agreement with respect to such delivery.

     3.   REPRESENTATIONS, WARRANTIES AND AGREEMENTS.

          (a) Pledgor represents and warrants to, and agrees with, the Collateral Agent and each Secured Party, as of each date Collateral is Delivered to the Collateral Agent hereunder, that:

               (i) Pledgor is a statutory business trust duly constituted, validly existing and in good standing under the laws of the State of Delaware, and has full power, authority and legal right to enter into, deliver, and perform its obligations under, this Agreement and the Stock Purchase Agreement;

               (ii) the execution, delivery and performance by Pledgor of this Agreement and the Stock Purchase Agreement have been duly authorized by all necessary action on the part of Pledgor and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the constituent documents of Pledgor or of any material agreement, judgment, injunction, order, decree or other instrument binding upon Pledgor;

               (iii) this Agreement and the Stock Purchase Agreement each constitute a valid and binding agreement of Pledgor, enforceable against Pledgor in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and equitable principles of general applicability;

               (iv) Pledgor (A) owns and, at all times prior to the release of the Collateral pursuant to the terms of this Agreement, will own the Collateral free and clear of any liens, security interests or other encumbrances of any kind or type and (B) is not, and will not become, a party to or otherwise be bound by any agreement, other than this Agreement and the Stock Purchase Agreement, that restricts in any manner the rights of any present or future owner of the Collateral with respect thereto;

               (v) Pledgor has not performed and will not perform any act or acts which might prevent any Secured Party from enforcing any of the terms of this Agreement or which might limit the rights of any Secured Party, including the rights in any such enforcement;

               (vi) other than this Agreement and any financing statements filed for the benefit of the Collateral Agent, no financing statement, security agreement or similar or equivalent document, agreement or instrument covering all or any part of the Collateral is on file or of record in any jurisdiction in which such filing or recording would be effective to create or perfect a lien, security interest or other encumbrance of any kind on such Collateral;

               (vii) other than the Financing Statements, no registration, recordation or filing with or consent of any governmental body, agency or official or any other Person is required in connection with the execution and delivery of this Agreement or the Stock

     Purchase Agreement (except as have been obtained on or prior to the date hereof and except for informational filings with the Securities and Exchange Commission and applicable gaming regulatory authorities) or necessary for the due execution, validity or enforceability hereof or thereof or for the perfection or enforcement of the Security Interests;

               (viii) the Location of Pledgor is the address set forth for it in
     Section 16(b) (or such other address notified in writing to the Collateral Agent pursuant to Section 9(b));

               (ix) Pledgor is not and will not become an "investment company," as such term is defined in the Investment Company Act;

               (x) upon the execution and delivery of this Agreement by the parties hereto, the Delivery of the Collateral to the Collateral Agent and the filing of the Financing Statements in the appropriate jurisdiction, the Collateral Agent will have a valid and first priority perfected security interest in the Collateral for the benefit of the Secured Parties subject to no prior lien, security interest or other encumbrance of any kind; and

               (xi) Pledgor is solvent and able to pay its debt as they come due, with assets having a fair value greater than the amount of its liabilities and with capital sufficient to carry on the businesses in which it engages, and has received fair consideration for its pledge of the Collateral hereunder.

          (b) The Collateral Agent represents and warrants to, and agrees with, each of the parties hereto that:

               (i) the Collateral Agent is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, and has full power, authority and legal right to enter into, deliver, and perform its obligations under, this Agreement;

               (ii) the execution, delivery and performance by the Collateral Agent of this Agreement have been duly authorized by all necessary action on the part of the Collateral Agent and do not and will not contravene, or constitute a default under, any provision of applicable law or regulation or constituent documents of the Collateral Agent or of any material agreement, judgment, injunction, order, decree or other instrument binding upon the Collateral Agent;

               (iii) this Agreement constitutes a valid and binding agreement of the Collateral Agent, enforceable against the Collateral Agent in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and equitable principles of general applicability;

               (iv) the Collateral Agent hereby agrees that (A) all liens, pledges and other security interests of any kind or nature held by it in any of the Collateral securing any obligation to the Collateral Agent (whether in such capacity, its capacity as securities intermediary or in any other capacity) (collectively, "OTHER LIENS") shall be subordinate and junior to the liens, pledges and security interest in the Collateral arising hereunder and that the Collateral Agent will take no action to enforce any Other Lien so long as any obligation under this Agreement or the Stock Purchase Agreement (whether or not then due) should remain unsatisfied and (B) its obligation to Pledgor in respect of any Collateral will not be subject to deduction, set-off, recoupment, banker's lien or any other right in respect of obligations owed by Pledgor or any other Person to the Collateral Agent;

               (v) The Collateral Agent is not and will not become a party to or otherwise bound by any agreement that provides any Person with control (as defined in Section 8-106 or Section 9-115(1)(e) of the UCC) with respect to any of the Collateral; and

               (vi) the Collateral Agent is a "securities intermediary" as defined in Section 8-102(a) of the UCC.

     4.   THE SECURITY INTERESTS; COLLATERAL ACCOUNT.

          (a) In order to secure the full and punctual payment and performance of the Secured Obligations in accordance with their terms and the performance of all the obligations of Pledgor hereunder, Pledgor hereby assigns, pledges and grants to the Collateral Agent, as agent of and for the benefit of the Secured Parties, security interests in and to, and a lien upon and right of set-off against, and transfers to the Collateral Agent, for the benefit of the Secured Parties, as and by way of a security interest having priority over all other security interests, with power of sale, all of its right, title and interest in and to, whether now owned or hereafter acquired, (i) the Collateral Shares; (ii) the Substitute Collateral; (iii) the Collateral Account and all cash, securities, investments, and other financial assets (as defined in Section 8-102 of the UCC), funds, property and other assets from time to time held therein or credited thereto; (iv) all additions to and substitutions for the foregoing; (v) all powers, rights and privileges of Pledgor with respect to the Stock Purchase Agreement; (vi) all powers, rights and privileges of Pledgor with respect to the Collateral Account and the contents thereof (including all securities entitlements in respect thereof); (vii) all income, Proceeds and other proceeds and collections received or to be received, or derived or to be derived, now or any time hereafter (whether before or after the commencement of any proceeding under applicable bankruptcy, insolvency or similar law, by or against Pledgor, with respect to Pledgor) from or in connection with any of the items mentioned in (i) through (vi) (including any shares of capital stock issued in respect of any Securities (or security entitlements in respect thereof) constituting Collateral or any cash, Securities or other property distributed in respect of or exchanged for any Securities (or security entitlement in respect thereof) constituting Collateral, or into which any such Securities (or security entitlements in respect thereof) are converted, and any security entitlements in respect of any of the foregoing); and (viii) all powers, rights and privileges of Pledgor, now or hereafter acquired, including rights of enforcement, with respect to the foregoing (collectively, the "COLLATERAL").

          (b) The Collateral Account is hereby established with the Collateral Agent in its capacity as securities intermediary as a collateral account in the name of "Banc of America

Securities LLC, as collateral agent on behalf of Mandalay Resort Group and Bank of America, N.A." into which there shall be deposited from time to time or to which there shall be credited the Collateral required to be delivered to the Collateral Agent pursuant to this Agreement. Subject to the provisions of
Section 2.3, any income received by the Collateral Agent with respect to the property from time to time credited to the Collateral Account shall remain, or be deposited, in the Collateral Account. All right, title and interest in and to the Collateral on deposit or credited from time to time in the Collateral Account shall vest in the Collateral Agent, shall constitute part of the Collateral hereunder and shall not constitute payment of the Secured Obligations until applied thereto as hereinafter provided.

          (c) If the Issuer of Collateral Shares at any time or from time to time issues to Pledgor in respect of any Collateral Shares or security entitlements in respect thereof, or Pledgor receives or becomes entitled to receive in respect of any Collateral Shares or security entitlements in respect thereof, or Pledgor receives any Proceeds in respect of any Collateral Shares or security entitlements in respect of Collateral Shares consisting of, any additional or substitute Securities of any kind (or security entitlements in respect thereof), Pledgor shall immediately Deliver to the Collateral Agent all such Securities (and security entitlements) as additional security for the Secured Obligations. All such Securities (and security entitlements) and any of the foregoing issued to the Collateral Agent (as registered holder of the Collateral Shares) shall constitute Collateral (or security entitlements in respect thereof) and are subject to all provisions of this Agreement.

          (d) The Security Interests are granted as security only and shall not subject either Secured Party to, or transfer or in any way affect or modify, any obligation or liability of (i) Pledgor with respect to any of the Collateral or any transaction in connection therewith or (ii) the other Secured Party under any Transaction Document.

          (e) The Collateral Agent and the other parties hereto expressly agree that all rights, assets and property (other than cash) held at any time in the Collateral Account shall be treated as a financial asset as described in Section 8-102(a)(9) of the UCC.

     5.   ENTITLEMENT ORDERS.

          (a) The Collateral Agent agrees that it will not comply with entitlement orders originated by either Secured Party without the consent of the other Secured Party in respect of any Collateral, except as provided in Section 10 below.

          (b) Pledgor agrees that it shall not (i) create or permit to exist any lien, security interest or other encumbrance of any kind upon or with respect to the Collateral, except for those created hereunder, (ii) sell or otherwise dispose of, or grant any option with respect to, any of the Collateral or (iii) enter into or consent to any agreement pursuant to which any Person has or will have control (within the meaning of Section 8-106 of the UCC) in respect of any Collateral, including the Collateral Account and the financial assets and other property held in the Collateral Account.

     6. GENERAL AUTHORITY. Each party hereto irrevocably designates and appoints Banc of America Securities LLC as the Collateral Agent and its true and lawful attorney-in-fact, with full power of substitution in the name of Pledgor, any Secured Party or otherwise, for the sole use and benefit of the Secured Parties, but at the expense of Pledgor, to the extent permitted by law, to exercise (i) at any time and from time to time all powers with respect to the Collateral as may be required to permit the Collateral Agent to carry out its obligations under this Agreement and (ii) at any time and from time to time while an Event of Default has occurred and is continuing, all or any of the following powers with respect to all or any of the Collateral:

          (a) to demand, sue for, collect, receive, appropriate and give acquittance for any and all monies due or to become due upon or by virtue thereof,

          (b) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

          (c) subject to the requirements of Section 10, to sell (either by public or private sale), transfer, assign, exercise rights of election pertaining thereto or otherwise deal in or with the same or the proceeds or avails thereof, as fully and effectually as if the Collateral Agent were the absolute owner thereof (including the giving of instructions and entitlement orders in respect thereof), and

          (d) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto;

PROVIDED, HOWEVER, that the Collateral Agent shall give the parties hereto not less than two (2) Business Days' prior written notice of the time and place of any sale or other intended disposition of any of the Collateral, except any Collateral that threatens to decline speedily in value, or is of a type customarily sold on a recognized market. The Collateral Agent and Pledgor hereby expressly agree that such notice constitutes "reasonable notification" within the meaning of Section 9-504(3) of the UCC.

     7. INCONSISTENCY WITH STOCK PURCHASE AGREEMENT. In the event of any inconsistency between the provisions of Article 2 hereof and the Stock Purchase Agreement, the parties agree that the provisions of the Stock Purchase Agreement will govern.

     8.   DEFENSE OF TITLE.

          (a) Pledgor shall warrant and defend its title to the Collateral, subject to the rights of the Secured Parties, against the claims and demands of all Persons.

          (b) The Collateral Agent may elect (but has no obligation to do so) to discharge any lien, security interest or other encumbrance of any kind or type of any third party on any of the Collateral.

     9.   FURTHER ASSURANCES; COVENANTS.

          (a) Pledgor agrees that it shall at its expense and in such manner and form as the Collateral Agent may reasonably require, execute, deliver, file and record any financing statement, continuation statement, specific assignment or other document or instrument and take any other action that may be necessary or desirable, or that the Collateral Agent may reasonably request, in order to create, preserve, perfect, confirm or validate any Security Interest or to enable the Collateral Agent to exercise and enforce its rights on behalf of the Secured Parties hereunder with respect to any of the Collateral. To the extent permitted by applicable law, Pledgor hereby authorizes the Collateral Agent to execute and file, in the name of Pledgor or otherwise, financing statements or continuation statements (which may be carbon, photographic, photostatic or other reproductions of this Agreement or of a financing statement or continuation statement relating to this Agreement) that the Collateral Agent, upon the advice of counsel or at the direction of the Secured Parties, may deem reasonably necessary or appropriate to perfect or further perfect any of the Security Interests; and further, to execute and file in the name of Pledgor or otherwise any other document that the Collateral Agent, in its sole discretion, may deem reasonably necessary or appropriate in connection with the Collateral Agent's authority conferred by this Agreement.

          (b) Pledgor agrees that it shall not change (i) its name, identity, or organizational structure or (ii) its Location, unless in either case (A) it shall have given the Collateral Agent not less than thirty (30) days' prior written notice thereof and (B) such change shall not cause any of the Security Interests to become unperfected or subject to any other lien, security interest or other encumbrance of any kind.

          (c) If at any time any of the Collateral Shares or Substitute Collateral (or security entitlements in respect thereof) are not registered, or held through a securities intermediary, in the name of the Collateral Agent or its nominee, the Collateral Agent and Pledgor agree that Pledgor shall take all action as is reasonably requested by the Collateral Agent to cause such Collateral to be transferred of record into, or held through a securities intermediary in, the name of the Collateral Agent or its nominee. The Collateral Agent shall promptly give to Pledgor and the Secured Parties copies of any notices and communications received by it with respect to Collateral Shares or Substitute Collateral (or security entitlements in respect thereof) registered, or held through a securities intermediary, in the name of the Collateral Agent or its nominee.

     10.  REMEDIES UPON EVENT OF DEFAULT; OTHER CONSEQUENCES.

          (a) If an Event of Default shall have occurred and be continuing and the Defaulting Party shall have failed to perform its obligations with respect to any Principal Payment Date theretofore designated, the Collateral Agent shall, following receipt from the Non-Defaulting Party of a certification to the Collateral Agent to that effect, at the direction of the Non-Defaulting Party,
(i) exercise all the rights of a secured party under the Uniform Commercial Code (whether or not in effect in the jurisdiction where such rights are exercised),
(ii) solely where Share Seller is the Defaulting Party, deliver to Share Purchaser all Collateral (or the applicable portion thereof owed to Share Purchaser, in the event of a net share settlement) in satisfaction of Share Seller's obligations to Share Purchaser under the Stock Purchase Agreement, against payment by Share Purchaser to the Collateral Agent of all amounts owed by Share Purchaser under the Stock Purchase Agreement, and (iii) without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law:

          (A) apply the cash, if any, then held by it as Collateral as specified in Section 11 hereof, and

          (B) if there shall be no such cash or if such cash shall be insufficient to pay in full all the Secured Obligations, sell the Collateral or any part thereof at public or private sale or at any broker's board or securities exchange, for cash, upon credit or for future delivery, and at such price or prices as the Collateral Agent may, in its sole discretion deem satisfactory.

          Any Secured Party or Pledgor may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type that is the subject of widely distributed standard price quotations, at any private sale). The Collateral Agent is authorized, in connection with any such sale:

               (X) to restrict the prospective bidders on or purchasers of any of the Collateral constituting "securities" within the meaning of the Securities Act in such a manner so as to comply with any available exemption from the registration requirements of the Securities Act;

               (Y) to cause to be placed on certificates for any or all of the Collateral Shares or on any other securities pledged hereunder a legend to the effect that such security has not been registered under the Securities Act and may not be disposed of in violation of the provisions of said Act; and

               (Z) to impose such other limitations or conditions in connection with any such sale as the Collateral Agent or the Non-Defaulting Party deems necessary or advisable in order to comply with the Securities Act or any other law or regulation.

          (b) Following receipt from the Non-Defaulting Party of the certification provided for in Section 10(a), the Collateral Agent shall comply with any order given by the Non-Defaulting Party without the consent of the other Secured Party. Pledgor covenants and agrees that it shall execute and deliver such documents and take such other action as the Collateral Agent deems necessary or advisable in order that any such sale may be made in compliance with the Securities Act and any other law or regulation. Upon any such sale, the Collateral Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Subject to the provisions of this
Section 10 hereof, each purchaser at any such sale shall hold the Collateral so sold absolutely and free and from any claim or right of whatsoever kind, including any equity or right of redemption of Pledgor that may be waived, and Pledgor, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal that Pledgor has or may have under any law now existing or hereafter adopted. The notice (if any) of such sale shall (1) in case of a public sale, state the time and place fixed for such sale, (2) in case of a sale at a broker's board or on a securities exchange, state the board or exchange at which such sale is to be made and the day on which the Collateral, or the portion thereof so being sold, will first be offered for sale at such board or exchange, and (3) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may determine. The Collateral Agent shall not be obligated to make any such sale pursuant to any such notice. The

Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold shall be retained by the Collateral Agent until the selling price is paid by the purchaser thereof, however, the Collateral Agent shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. The Collateral Agent, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

     11.  APPLICATION OF PROCEEDS.

          The proceeds of any sale of, or other realization upon, all or any part of the Collateral and any cash received and held by the Collateral Agent as or in respect of Collateral pursuant to Section 10 shall be applied by the Collateral Agent in the following order of priorities:

               FIRST, to the payment of any expenses of such sale or other realization, including reasonable compensation to the Collateral Agent, counsel and agents for the Non-Defaulting Party, and all expenses, liabilities and advances incurred or made by the Non-Defaulting Party in connection therewith, and any other unreimbursed expenses, if any, for which the Non-Defaulting Party is to be reimbursed pursuant to the Stock Purchase Agreement;

               SECOND, to the payment of all Secured Obligations owed to the Non-Defaulting Party, until all such Secured Obligations have been paid in full;

               THIRD, to the payment of (or if a future or contingent obligation, to cash collateralize) any other Secured Obligations; and

               FOURTH, to the payment to the Trust or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.

     12. PROVISION OF NOTICE. Each party hereto agrees that, until all outstanding Secured Obligations have been repaid in full, each such party shall notify the other parties hereto immediately upon having actual or constructive knowledge of the occurrence of any of the following events:

          (a) any party hereto fails to fulfill or discharge any of its obligations, agreements or covenants under or relating to any Transaction Document to which it is a party;

          (b) any representation made or repeated or deemed to have been made or repeated by any party hereto under any Transaction Document is or becomes incorrect or misleading in any material respect;

          (c) the Security Interests fail at any time to constitute valid, continuing first priority perfected security interests in all of the Collateral securing all obligations purported to be secured thereby, subject to no prior or equal lien, security interest or other encumbrance of any kind; or

          (d) any Event of Default or Mandatory Prepayment Event occurs under the Stock Purchase Agreement.

     13.  APPOINTMENT OF COLLATERAL AGENT.

          (a) Each party hereto hereby irrevocably designates, appoints and authorizes the Collateral Agent to take such action on their behalf and to exercise such powers under this Agreement as are delegated to the Collateral Agent by the terms hereof, together with all such powers as are reasonably incidental thereto.

          (b) The Collateral Agent may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

          (c) Neither the Collateral Agent nor any of its directors, officers, trust officers, agents or employees shall be liable for any action taken or not taken by it in connection with this Agreement with the consent or at the request of the Secured Parties or in the absence of its own gross negligence or willful misconduct. The Collateral Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing (which may be a bank wire, telex or similar writing) reasonably believed by it to be genuine or to be signed by the proper party or parties.

          (d) Any corporation or association into which the Collateral Agent may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer its agency business and assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which it is a party, shall, subject to the prior written consent of the Secured Parties, be and become a successor Collateral Agent hereunder and vested with all of the title to the Collateral and all of the powers, discretions, immunities, privileges and other matters as was its predecessor without, except as provided above, the execution or filing of any instrument or any further act, deed or conveyance on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

          (e) Beyond the exercise of reasonable care in the custody thereof, the Collateral Agent shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent, bailee, clearing corporation or securities intermediary or in respect of any income on such Collateral or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if the Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any agent, bailee, clearing corporation or securities intermediary selected by the Collateral Agent in good faith (or selected, in good faith, by an agent, bailee, clearing corporation or securities intermediary so selected by the Collateral Agent).

          (f)  The Collateral Agent may resign as Collateral Agent upon thirty
(30) days' written notice thereof to Pledgor, each of the Secured Parties and each other party hereto; PROVIDED that no such resignation shall be effective until a successor Collateral Agent reasonably satisfactory to Pledgor and the Secured Parties has accepted such appointment in writing.

          (g) Share Purchaser agrees to indemnify the Collateral Agent and its Affiliates and their respective directors, officers, employees, agents and controlling persons (the Collateral Agent and each such person being an "INDEMNIFIED PARTY") from and against any and all losses, claims, damages and liabilities, joint and several, to which such Indemnified Party may become subject under any applicable federal or state law or otherwise, that arise out of or relate to this Agreement, the transactions contemplated hereby or any action taken or not taken pursuant hereto, and will reimburse any Indemnified Party for all expenses (including reasonable counsel fees and expenses) as they are incurred in connection with the investigation of, preparation for or defense or settlement of any pending or threatened claim or any action or proceeding arising therefrom, whether or not such Indemnified Party is a party and whether or not such claim, action or proceeding is initiated or brought by or on behalf of Share Purchaser. Share Purchaser shall not be liable under the foregoing indemnification provision to the extent that any loss, claim, damage, liability or expense is found in a nonappealable judgment by a court of competent jurisdiction to have resulted from the Collateral Agent's willful misconduct or gross negligence. The provisions of this Section 13(g) shall survive any termination of this Agreement or of the Security Interests created hereunder.

     14.  TERMINATION AND RELEASE OF COLLATERAL.

          (a) Upon the satisfaction in full of all Secured Obligations and all obligations under the Stock Purchase Agreement and this Agreement, the Security Interests shall terminate and all rights to the Collateral shall revert to Pledgor.

          (b) Upon the transfer by the Collateral Agent of any Collateral to the Share Purchaser or Pledgor pursuant to the terms hereof, the Security Interests in such Collateral shall be released immediately and, to the extent possible, without further action by any party.

          (c) Upon any such termination of the Security Interests or release of Collateral, the Secured Parties shall execute and deliver to Pledgor such documents as Pledgor or Share Seller shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be.

     15.  TRANSFERABILITY.

          Share Seller shall have the right to transfer its rights and obligations under this Agreement to the extent, but only to the extent, of its assignment of its rights and obligations under the Stock Purchase Agreement. Upon any such transfer, the parties hereto agree to execute an amendment to this Agreement to add any such transferees as additional Secured Parties hereunder.

     16.  NOTICES.

          (a) Except as otherwise expressly set forth in this Agreement, all notices and other communications to any party hereunder shall be dated and in writing and shall be given to such party: (i) at its address or facsimile number set forth in Section 16(b), below, and (ii) in the case of any party, at such other address or facsimile number as such party may hereafter specify for the purpose by written notice to the other parties hereto.

          (b) Each such notice or other communication shall be effective (i) if given by facsimile, when transmitted to the facsimile number referred to below and confirmation of receipt is received, or (ii) if given by any other means, when delivered at the address referred to below.

          Notices to Pledgor shall be directed to:

               MBG  Trust
               c/o  Wilmington Trust Company
               Rodney Square North
               1100 North Market Street
               Wilmington, Delaware 19890-0001
               Attention: Corporate Trust Administration
               Facsimile: (302) 651-8882

          Notices to Share Purchaser shall be directed to

               Mandalay Resort Group
               3950 Las Vegas Boulevard South
               Las  Vegas, Nevada 89119
               Attention: Glenn W. Schaeffer, President
               Facsimile: (702) 632-6715

          Notices to Share Seller shall be directed to:

               Bank of America, N.A.
               c/o  Banc of America Securities LLC
               9 West 57th Street
               New  York, New York 10019
               Attention: Chris Innes
               Facsimile: (212) 583-8457

          with a copy to:

               Bank of America, N.A.
               c/o  Banc of America Securities LLC
               9 West 57th Street
               40th Floor

               New  York, New York 10019
               Attention: Equity Financial Products, Middle Office
               Facsimile: (212) 583-8369

          Notices to the Collateral Agent shall be directed to:

               Banc of America Securities LLC
               9 West 57th Street
               New  York, New York 10019
               Attention: Equity Financial Products, Middle Office
               Facsimile: (212) 583-8369

     17.  WAIVERS, NON-EXCLUSIVE REMEDIES.

          No   failure on the part of any Secured Party to exercise, and no delay in exercising and no course of dealing with respect to, any right under any of the Transaction Documents shall operate as a waiver thereof; nor shall any single or partial exercise by any Secured Party of any right under any of the Transaction Documents preclude any other or further exercise thereof or the exercise of any other right. The rights in the Transaction Documents are cumulative and are not exclusive of any other remedies provided by law.

     18.  OBLIGATIONS UNCONDITIONAL; DISCHARGE OF OBLIGATIONS, ETC.

          (a) The obligations of Pledgor hereunder are unconditional and absolute and may only be waived, amended, restated, or otherwise modified in accordance with Section 23(a) hereof. Without limiting the generality of the foregoing, the obligations of Pledgor hereunder, in the absence of a modification effected in accordance with Section 23(a) hereof, shall not be released, discharged or otherwise affected by:

               (i) any modification or amendment of, supplement to or assignment or transfer of rights and obligations under the Stock Purchase Agreement;

               (ii) the existence of any claim, set-off or other rights that Pledgor may have at any time against any Secured Party or any other Person, whether in connection herewith or with any related or unrelated transactions, PROVIDED, HOWEVER, that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim; or

               (iii) any other act or omission to act or delay of any kind by any Secured Party or any other Person or any other circumstance whatsoever that might, but for the provisions of this Section 18, constitute a legal or equitable discharge of Pledgor's obligations hereunder.

          (b) Pledgor's obligations hereunder shall remain in full force and effect until the Stock Purchase Agreement shall have terminated and all Secured Obligations shall have been paid in full. If at any time any payment or delivery by Share Seller or Share Purchaser under the Stock Purchase Agreement is rescinded or must be otherwise restored or returned upon the insolvency or bankruptcy of Share Seller or Share Purchaser or otherwise, Pledgor's obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

          (c) Pledgor irrevocably waives acceptance hereof, presentment, demand, protest and any notice whatsoever, not provided for herein.

          (d) Pledgor shall have no greater rights against Share Purchaser in respect of amounts paid to Share Seller from proceeds of Collateral, whether by way of subrogation or otherwise, than Share Seller would have against Share Purchaser under the Stock Purchase Agreement (including as provided in Section 6.6(b) thereof).

     19. SPECIFIED TIMES ARE NEW YORK CITY TIMES. Any reference herein to a specified time of day shall refer to such time of day in New York City.

     20. SEVERABILITY. The provisions of this Agreement are severable. If any clause or provision is held to be invalid and unenforceable in whole or in part by a court of competent jurisdiction, then that invalidity or unenforceability will affect only that clause or provision, or part thereof, in such jurisdiction, and will not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision in any jurisdiction.

     21. LIMITATION OF LIABILITY OF THE TRUSTEE. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as trustee of Pledgor, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of Pledgor is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but made and intended for the purpose of binding only Pledgor, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant, either expressed or implied, contained herein, all liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of Pledgor or be liable for the breach of any obligation, representation, warranty or covenant made or undertaken by Pledgor under this Agreement or any other related documents.

     22. CONFLICTING INSTRUCTIONS. If the Collateral Agent receives conflicting or disputed instructions pursuant to Section 10, the Collateral Agent shall attempt to resolve such conflict or dispute with the Secured Parties; PROVIDED that if such conflict or dispute cannot be so resolved, the Collateral Agent shall take such actions with respect to the Collateral are as instructed by a court of competent jurisdiction.

     23.  MISCELLANEOUS. This Agreement:

          (a) cannot be altered, amended, restated, modified or supplemented in any way, except by a writing signed by all of the parties hereto;

          (b) will be binding upon Pledgor and its successors and assigns, and will inure to the benefit of the Secured Parties and their nominees, successors and assigns, and in the event of an assignment of all or any of the Secured Obligations, the rights hereunder, to the extent applicable to the obligations so assigned, shall be transferred with such obligations; and

          (c) may be executed in one or more counterparts, each of which when executed will be deemed to be an original, but all of which taken together will constitute one and the same document.

     24. GOVERNING LAW. THIS AGREEMENT, AND THE ESTABLISHMENT AND MAINTENANCE OF THE COLLATERAL ACCOUNT, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO CHOICE OF LAW PRINCIPLES).

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                MBG TRUST, as Pledgor


                                By:  WILMINGTON TRUST COMPANY,
                                     not in its individual capacity but solely
                                     as Trustee


                                     By: /s/ JAMES P. LAWLER
                                        --------------------------------
                                        Name:   James P. Lawler
                                        Title:  Vice President




                                MANDALAY RESORT GROUP, as Share
                                  Purchaser


                                By:   /s/ GLENN W. SCHAEFFER
                                    --------------------------------
                                    Name:   Glenn W. Schaeffer
                                    Title:  President




                                BANK OF AMERICA, N.A., as Share Seller


                                By:   /s/ WILLIAM C. CACCAMISE
                                    --------------------------------
                                    Name:   William C. Caccamise
                                    Title:  Authorized Signatory




                                BANC OF AMERICA SECURITIES LLC, as
                                  Collateral Agent


                                By:   /s/  WILLIAM C. CACCAMISE
                                    --------------------------------
                                    Name:   William C. Caccamise
                                    Title:  Managing Director

                                                                       EXHIBIT I

                           FORM OF FINANCING STATEMENT



DEBTOR:                                    SECURED PARTY:
MBG Trust                                  Banc of America Securities LLC,
c/o Wilmington Trust Company, as Trustee     as Collateral Agent on behalf of
Rodney Square North                          Mandalay Resort Group and Bank of
1100 North Market Street                     America, N.A.
Wilmington, Delaware 19890-0001            9 West 57th Street
                                           New York, New York 10019



                        EXHIBIT A TO FINANCING STATEMENT



          This financing statement covers all of Debtor's right, title and interest in and to the following, whether now owned or hereafter acquired (all of which hereinafter collectively referred to as the "COLLATERAL"):

          (i)  the Collateral Shares;

          (ii) the Substitute Collateral;

          (iii) the Collateral Account and all cash, securities, investments, and other financial assets (as defined in Section 8-102 of the UCC), funds, property and other assets from time to time held therein or credited thereto;

          (iv) all additions to and substitutions for the foregoing;

          (v) all powers, rights and privileges of Debtor with respect to the Stock Purchase Agreement;

          (vi) all powers, rights and privileges of Debtor with respect to the Collateral Account and the contents thereof (including, but not limited to, all securities entitlements in respect thereof);

          (vii) all income, Proceeds and other proceeds and collections received or to be received, or derived or to be derived, now or any time hereafter (whether before or after the commencement of any proceeding under applicable bankruptcy, insolvency or similar law, by or against Debtor, with respect to Debtor) from or in connection with any of the items mentioned in (i) through
(vi) above (including, without limitation, any shares of capital stock issued in respect of any Securities (or security entitlements in respect thereof) constituting Collateral or any cash,

Securities or other property distributed in respect of or exchanged for any Securities (or security entitlements in respect thereof) constituting Collateral, or into which any such Securities (or security entitlements in respect thereof) are converted, and any security entitlements in respect of any of the foregoing); and

          (viii) all powers, rights and privileges of Debtor, now or hereafter acquired, including, but not limited to, rights of enforcement, with respect to the foregoing.

          As   used in this Exhibit A, the following capitalized terms have the meanings specified below (such meanings being equally applicable to both the singular and plural forms of the terms defined):

          "CASH COLLATERAL" means funds denominated in United States dollars and pledged under the Collateral Agreement to the Collateral Agent.

          "COLLATERAL ACCOUNT" means Account No. 207/208-00294, entitled "Banc of America Securities LLC, as collateral agent on behalf of Mandalay Resort Group and Bank of America, N.A.," at the Collateral Agent, a securities account (as defined in Section 8-501(a) of the UCC) established in the name of the Collateral Agent in or to which the Collateral is to be deposited or credited, all pursuant to and in accordance with the Collateral Agreement.

          "COLLATERAL AGENT" means Banc of America Securities LLC, in its capacity as the collateral agent for Share Seller and Share Purchaser under the Collateral Agreement.

          "COLLATERAL AGREEMENT" means the Collateral Agreement, dated as of September 8, 2000, among Share Seller, Share Purchaser, Debtor and the Collateral Agent, as the same may be amended, restated or otherwise modified from time to time.

          "COLLATERAL SHARES" means all Shares Delivered to the Collateral Agent and credited to the Collateral Account from time to time, including, without limitation, the Initial Shares, Purchaser Interim Settlement Shares, Make-Whole Shares, Interest Settlement Shares and Interest Make-Whole Shares (each as defined in the Stock Purchase Agreement).

          "DEBTOR" means MBG Trust, a Delaware business trust.

          "DELIVERY" means (a) in the case of certificated securities (other than those described in clause (c)), delivery to the Collateral Agent of certificates representing such securities, registered in the name of the Collateral Agent or its nominee, free and clear of all liens, security interests or other encumbrances of any kind (other than the Security Interests), accompanied by any required transfer tax stamps, all in form and substance satisfactory to the Collateral Agent, and the crediting of such securities to the Collateral Account, (b) in the case of uncertificated securities, registration by the issuer of such securities in the name of the Collateral Agent or its nominee, accompanied by any required transfer tax stamps, and the crediting of such securities to the Collateral Account, (c) in the case of Initial Shares or any securities in respect of which security entitlements are held through a securities intermediary, the crediting of such securities, free and clear of all liens, security interests or other encumbrances of any kind (other than the Security Interests), to a securities account of the Collateral Agent at such securities intermediary or at another securities intermediary satisfactory to the Collateral Agent, and (d) in the case of cash (including all or any portion of the Cash Collateral), (i) with respect to cash delivered to the Collateral Agent, in accordance with such delivery instructions as the Collateral Agent may give to the relevant transferor from time to time by written notice hereunder, (ii) with respect to cash delivered by the Collateral Agent, in accordance with such delivery instructions as the transferee may give to the Collateral Agent from time to time by written notice hereunder or (iii) otherwise in accordance with the terms hereof. The terms "Deliver," "Delivered" and "Delivering" have corresponding meanings.

          "ELIGIBLE SUBSTITUTE COLLATERAL" means funds denominated in U.S. dollars and U.S. Government Obligations.

          "PROCEEDS" means all proceeds, including cash, instruments, securities and other property, from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the exercise or disposition of any or all of the Collateral under the Collateral Agreement.

          "SECURED OBLIGATIONS" means the obligations secured under the Collateral Agreement including (a) all obligations of Debtor under the Collateral Agreement or the Stock Purchase Agreement, (b) all obligations of Share Seller under the Stock Purchase Agreement and (c) all obligations of Share Purchaser under the Stock Purchase Agreement. The Secured Obligations shall include any interest, costs, fees, expenses and indemnities which accrue on or with respect to any of the foregoing, whether before or after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of Debtor.

          "SECURITY" or "SECURITIES" has the meaning set forth in Section 8-102(a)(15) of the UCC.

          "SECURITY INTERESTS" means the security interests in the Collateral granted under the Collateral Agreement securing the Secured Obligations.

          "SHARE PURCHASER" means Mandalay Resort Group or its successors or permitted assigns under the Stock Purchase Agreement.

          "SHARE SELLER" means Bank of America, N.A., or its successors or permitted assigns under the Stock Purchase Agreement.

          "SHARES" means shares of the common stock of Share Purchaser.

          "STOCK PURCHASE AGREEMENT" means the Stock Purchase Agreement, dated as of September 8, 2000, among Share Purchaser, Share Seller and Debtor, as the same may be amended, restated or otherwise modified from time to time.

          "SUBSTITUTE COLLATERAL" means all Eligible Substitute Collateral, distributions thereon and any Proceeds thereof transferred or Delivered to or in the possession of or received by the Collateral Agent pursuant to the Collateral Agreement and not transferred to Debtor or released by the Collateral Agent thereunder.

          "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York.

          "U.S. GOVERNMENT OBLIGATION" means any negotiable debt obligation issued by the United States Treasury Department with a remaining maturity of not more than one year.